UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a – 12

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, PA 18610

(570) 443-8433

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON APRIL 10, 2012

To the Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation:

The 2011 Annual Meetings of Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Corporations”) will be held on April 10, 2012, at the Blue Ridge Real Estate Company corporate office located at Route 940 and Moseywood Road in Blakeslee, PA, at 9:00 A.M., local time. The two meetings will be held simultaneously, as a joint meeting, since under a Security Combination Agreement between the two Corporations and under their By-Laws, the shares of the two Corporations are combined and traded together in unit certificates. The purposes of each meeting are as follows:

(1)	To elect four directors of each of the Corporations to serve for the ensuing year;

(2)	To approve, in a non-binding advisory vote, the Corporations’ executive compensation; and

(3)	To transact such other business as may properly come before the meetings.

Shareholders of record at the close of business on February 15, 2012, are entitled to notice of and to vote at said meetings and any adjournment or postponement thereof.

All shareholders of record are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, as soon as possible, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares). Shareholders attending the Annual Meeting in person may vote in person, even if they have previously voted by proxy.

By order of the Boards of Directors of Blue Ridge Real Estate Company and Big Boulder Corporation.

/s/ Christine A. Liebold
Christine A. Liebold
Secretary

Blakeslee, Pennsylvania

February 22, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 10, 2012

The 2011 Proxy Statement and Annual Report to Shareholders for the 2011 fiscal year are available, free of charge, on the Corporations’ website at www.bouldercreekresort.com/investor.asp.

i

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, Pennsylvania 18610

PROXY STATEMENT

for the

ANNUAL MEETINGS OF SHAREHOLDERS

April 10, 2012

This Proxy Statement and enclosed proxy card are being mailed on or about February 28, 2012 to the shareholders (the “Shareholders”) of record of Blue Ridge Real Estate Company and Big Boulder Corporation (each a “Corporation” and together the “Corporations”) in connection with the Joint Annual Meetings of Shareholders of the Corporations to be held on April 10, 2012, at the Blue Ridge Real Estate Company corporate office located at Route 940 and Moseywood Road in Blakeslee, PA, at 9:00 A.M., local time, and at any adjournment or postponement thereof (the “Joint Meeting”).

You are entitled to attend the annual meeting only if you were a Blue Ridge Real Estate Company and Big Boulder Corporation shareholder as of the close of business on February 15, 2012, the record date, or hold a valid proxy for the annual meeting. In order to be admitted to the annual meeting, you must present proof of ownership on February 15, 2012, a proxy card, or legal proxy or voting instruction card provided by your broker, bank or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting. Blue Ridge reserves the right to inspect any persons or items prior to their admission to the annual meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the annual meeting. The annual meeting will begin promptly at 9:00 A.M., local time. You should allow ample time for the check-in procedures.

Under a Security Combination Agreement between the Corporations and under the By-Laws of both Corporations, shares of the two Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations. Shares of each Corporation may be transferred only together with an equal number of shares of the other Corporation. For this reason, the Annual Meetings of the Shareholders of both Corporations are held together as a Joint Meeting. At the Joint Meeting, separate votes will be held on the proposals concerning each Corporation, and shareholders have the right to vote their shares differently on similar proposals presented by each of the Corporations before the Joint Meeting. Only one Proxy Card has been supplied to Shareholders, but this Card constitutes separate proxies with regard to the shares of the respective Corporations, and provides means for Shareholders to give instructions for voting their Blue Ridge Real Estate Company shares separately from their Big Boulder Corporation shares.

The proxies evidenced by the Proxy Card are solicited on behalf of the Boards of Directors of the respective Corporations. Each such proxy is subject to revocation by the Shareholder at any time before it is voted by filing notice of revocation with the Secretary of the Corporations or by filing a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Joint Meeting and voting in person.

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Meetings, the Annual Report, the enclosed form of Proxy Card and any additional material relating to the Joint Meeting which may be furnished to the Shareholders on behalf of the Boards of Directors subsequent to the furnishing of this Proxy Statement have been or are to be borne by the Corporations, with each of the Corporations to pay one-half of such costs.

In addition to the use of the mails, the Corporations may, if they consider it desirable, solicit proxies personally or by telephone or facsimile. Such solicitation may be made by officers, directors or employees of the Corporations without additional compensation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, in which event they will be reimbursed upon request for their out-of-pocket expenses incurred in connection therewith.

A copy of the Corporations’ Annual Report for the fiscal year ended October 31, 2011, accompanies this Proxy Statement but is not considered a part of the proxy-soliciting material. Additional copies of such report are available to any Shareholder, free of charge, by sending a written request to Blue Ridge Real Estate Company and Big Boulder Corporation, Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610, Attention: Corporate Secretary.

VOTING SECURITIES

Each of the Corporations had 2,450,424 shares of common stock, without par value, outstanding on February 15, 2012 and neither has any other authorized class of securities. Only Shareholders of record of the Corporations at the close of business on February 15, 2012, the record date, will be entitled to vote at the Joint Meeting. Each Shareholder has the right to cumulate his or her votes in the election of directors and may cumulate his or her votes differently in voting for the election of directors of each Corporation. Cumulative voting entitles the Shareholder to multiply his or her shares by the number of directors (4) to be elected, and to cast the number of votes so determined for one person or to distribute such number, in his or her discretion, among two or more persons. To vote cumulatively, a Shareholder must write the name of the nominee or nominees selected and the number of votes to be cast for each nominee following the words “Cumulative For” on the lines provided under Items 1 and 2 on the Proxy Card. On all other matters, each share of each of the Corporations will be entitled to one vote.

You may vote in any of the following ways:

(1)	attend the Annual Shareholder Meeting and vote in person by ballot;

(2)	complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or

(3)	vote by telephone or the Internet by following the instructions supplied on the proxy card.

Shares cannot be voted at the Joint Meeting unless the holder of record is present in person or represented by proxy. The enclosed Proxy Card is a means by which a Shareholder may authorize the voting of his or her shares at the Joint Meeting. If a Proxy Card is properly executed, returned to the Corporations or their agent and not revoked, the shares represented by such Proxy Card will be voted in accordance with the instructions set forth thereon. Shareholders are urged to specify their choices by marking the appropriate box of the Proxy Card. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the discretion of the proxy agents, as described below. If any other matters are properly presented at the Joint Meeting, the proxy agents will vote the proxies (which confer discretionary authority to vote on such matters) at their discretion. A Shareholder may attend the meeting even though he or she has executed a Proxy Card.

The procedures to vote by telephone and Internet are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies that the shareholder must bear.

With respect to each Corporation, presence at the Joint Meeting, in person or by proxy, of the holders of a majority of the shares that are entitled to vote and outstanding on February 15, 2012 is necessary to constitute a quorum. Accordingly, the presence of 1,225,213 shares will constitute a quorum. Shares represented by a properly signed and returned proxy are considered present at the Joint Meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains. Broker non-votes also count as shares present at the meeting for purposes of a quorum. All votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome.

With regard to the election of directors, Shareholders may cumulate votes for the nominees specified on the Proxy Card (whether such votes are submitted in person, or by Internet, telephone or mail), as described above, or withhold votes for certain or all of the nominees. A plurality of the votes cast is required for the election of directors. Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Uncontested director elections, the non-binding advisory vote to approve executive compensation and the non-binding advisory vote to approve whether future advisory votes on executive compensation will occur on an annual, biennial or triennial basis are all considered non-routine matters. If you do not give your broker or nominee specific instructions, your shares will not be voted on these and any other non-routine matters and will not be counted in the voting results for such matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If the Joint Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

PROPOSAL 1: ELECTION OF DIRECTORS

Four directors of each Corporation are to be elected at the Joint Meeting, as set forth by resolution of the Boards of Directors.

The By-Laws of each of the Corporations require that no less than four and no more than eight members comprise the entire Board of Directors of each Corporation.

The persons named as proxy agents in the enclosed Proxy Card have advised the Board of Directors of each Corporation that it is their intention to cumulate votes in their discretion among all or less than all of the four nominees for the Boards of Directors unless a specific direction to cumulate votes in a particular manner is included on the Proxy Card (whether such votes are submitted in person, or by Internet, telephone or mail). If elected, the directors of each Corporation will hold office for a term of one year, and until his successor shall be elected and shall qualify, subject, however, to his earlier resignation, death, removal or disqualification when their successors are elected.

Three of the four current Directors for the Corporations’¸ Mr. Milton Cooper, Mr. Michael J. Flynn and Mr. Wolfgang Traber, have chosen not to stand for re-election to the Corporations’ Boards of Directors. The four Director nominees were nominated by the full Boards of Directors to stand for election and to serve for the ensuing term.

Information with respect to the nominees, the periods during which they have served as directors of each Corporation, if any, their principal occupations, their ages and their qualifications to serve as a director are set forth below.

Bruce Beaty	Director since 2006

Bruce Beaty, age 53, has served as the President and Chief Executive Officer of the Corporations since August 2011. Mr. Beaty has served as the Managing Partner of Asterion Capital LLC, an investment management firm based in Stamford, Connecticut since he founded the company in February 2004. Mr. Beaty was the Vice President of Hanseatic Corporation from September 2000 to June 2005, and from February 1991 to August 2000, was a Managing Director of Scudder, Stevens & Clark. The Board has determined that Mr. Beaty’s experience as an investor, business manager and owner, which experience has included managing budgets, financial accounting and conducting risk assessments, qualifies him to be a member of the Board.

Paul A. Biddelman	Director nominee

Paul A. Biddelman, age 66, has served as a director of Higher One Holdings, Inc. since 2002. Mr. Biddelman has been employed by Hanseatic Corporation, a private investment company since 2002, as an investment officer. He is also a director of SystemOne Technologies, Inc. Mr. Biddelman served as a director of DocuSys, Inc. from 2001 to 2009 and Passlogix, Inc. from 2000 to 2009. Mr. Biddelman is also currently the chairman of the Lehigh University College of Arts & Sciences Dean’s Advisory Board. Mr. Biddelman holds a Bachelor of Science degree from Lehigh University, a Juris Doctor degree from Columbia Law School and a Master of Business Administration degree from Harvard Business School. The Board has determined that Mr. Biddelman’s years of experience as an investment banker and private equity investor, combined with his service on the boards of numerous public and private companies has provided him with valuable experience and qualifies him to be a member of the Board.

Mark Dawejko	Director nominee

Mark Dawejko, age 49, has held directorships from 2007 to 2009 with KW Residential, LLC; KWI Management, a Tokyo, Japan based owner and operator of real estate. He also served as a director from 1999 to 2002 of Storage Development Portfolio, LLC and Storage Acquisition Portfolio, LLC, two joint ventures between General Electric Capital and Storage USA. Mr. Dawejko currently serves as a director of Black Cypress Land Company, LLC; Tunbridge Angel Fund I, LLC and Dawejko Family Investment Company, LLC. Mr. Dawejko serves as a private investor who primarily focuses on real estate and venture capital opportunities since he founded his firm based in Haverford, Pennsylvania in March 2009. Mr. Dawejko served the Investment Banking Division of Wachovia Securities as Managing Director, Head of Real Estate in Japan and as Managing Director in The Structured Finance Group responsible for the eastern half of the United States from April 2002 to March 2009. Mr. Dawejko was employed by GE Capital Real Estate from 1995 until 2002. Mr. Dawejko is a graduate of Rutgers University with a Bachelor’s degree in Accounting and is a Certified Public Accountant in Pennsylvania (inactive license). The Board has determined that Mr. Dawjeko’s experience as a private investment manager, managing director of real estate, accountant and business owner has provided him with valuable experience and qualifies him to be a member of the Board.

Frederick N. Kurz, Jr.	Director nominee

Frederick N. Kurz, Jr., age 57, is Vice President and General Manager of Kimco Realty Corporation where he has held various new business and operational positions since joining the company in 2001. Mr. Kurz helped initiate Kimco’s Preferred Equity investment program and later assumed leadership of Kimco Select, where he had responsibility for developing a large investment portfolio encompassing multiple asset classes with numerous joint venture partners. Mr. Kurz’s current responsibilities include oversight of both the Structured Investments and the Risk Management/Large Transactions departments at Kimco Realty Corporation. Mr. Kurz served as a Senior Vice President at GE Capital Real Estate in various new business development positions prior to joining Kimco in 2001. Mr. Kurz is also a licensed professional land planner in the State of

New Jersey. Mr. Kurz holds an MBA from the Kellogg School of Management at Northwestern University, a Master of Regional Planning degree from the University of Pennsylvania, a Master of Arts in Geography from Temple University, and a Bachelor of Arts degree from Mansfield University. The Board has determined that Mr. Kurz’s experience in mergers and acquisitions, finance, investment and risk management qualifies him to be a member of the Board.

Our Boards of Directors have reviewed the independence of the Director nominees as of February 8, 2012. During this review, the Boards of Directors considered transactions and relationships between each Director nominee or members of his family and the Companies. The Boards of Directors also considered whether there were any transactions or relationships between Director nominees or members of their immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder). The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent under Rule 4200(a)(15) of the NASD’s listing standards applicable to companies whose securities are traded on NASDAQ. While the Corporations’ securities are not traded on NASDAQ and, therefore, the Corporations are not required to satisfy NASDAQ’s listing standards, under the rules of the Securities and Exchange Commission, the Corporations are required to state whether the members of their Board of Directors would be considered independent as if the Corporations’ securities were traded on NASDAQ.

As a result of this review, the Board of Directors affirmatively determined that Paul A. Biddelman and Mark Dawejko, Director nominees, are independent of the Companies and its management

Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or any other person or persons relating to his election as a director, except that such nominees have agreed to serve as a director of the Corporations if elected.

The directors are to be elected by a plurality of the votes cast at the Joint Meeting. Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected.

The Boards of Directors unanimously recommends a vote FOR each of the nominees.

THE BOARDS OF DIRECTORS AND COMMITTEES OF THE BOARDS

Each Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a Nominating Committee. Each Board of Directors met in person or conducted telephonic meetings a total of three (3) times during the fiscal year ended October 31, 2011.

Executive Committee

The Executive Committee of each Corporation consists of Michael J. Flynn and Bruce Beaty. This committee is empowered to exercise all powers of each Board of Directors, except action on dividends, during the intervening period between regular Board Meetings. The Executive Committee did not convene during the fiscal year ended October 31, 2011.

Audit Committee

The Audit Committee of each Corporation, composed of Michael J. Flynn and Bruce Beaty, held four (4) meetings during the fiscal year ended October 31, 2011. Michael J. Flynn is the chairperson of each Corporation’s Audit Committee. The purposes of each Audit Committee are:

A.

To assist the Board in its oversight of (1) the integrity of the Corporations’ financial statements; (2) disclosure controls and procedures including internal control over financial reporting and its effectiveness; (3) the Corporations’ compliance with legal and regulatory requirements; and (4) the performance of the Corporations’ internal audit function;

B.

To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.	To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Corporations’ proxy statement.

The Corporations’ Boards of Directors have determined that no current member of the Boards’ Audit Committees qualifies as an “Audit Committee financial expert,” as that term is defined under the rules and regulations of the Securities and Exchange Commission. The Corporations do not have an Audit Committee financial expert because their Boards of Directors believe that it would be difficult to attract a person with the requisite qualifications, who would be an independent director to the Boards of Directors. However, the Corporations’ Boards of Directors have determined that each of Michael J. Flynn and Bruce Beaty possess such experience in financial matters and have such knowledge of issues relating to financial reporting and auditing so as to adequately discharge their duties to shareholders of the Corporations in their capacity as members of the Audit Committees of the Boards of Directors. Current there are no members of the Audit Committee that are considered independent under Rule 4200(a)(15) of the NASD’s listing standards applicable to companies whose securities are traded on NASDAQ. While the Corporations’ securities are not traded on NASDAQ and, therefore, the Corporations are not required to satisfy NASDAQ’s listing standards, under the rules of the Securities and Exchange Commission, the Corporations are required to state whether the members of their Audit Committees would be considered independent as if the Corporations’ securities were traded on NASDAQ.

The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, which was adopted by the Boards of Directors on February 8, 2012. A copy of the Amended and Restated Audit Committee Charter is available on the Corporations’ website at www.bouldercreekresort.com/investor.asp.

Compensation Committee

The Compensation Committee of each Corporation consists of Milton Cooper and Wolfgang Traber. This committee reviews general compensation policies and reviews and recommends salary and other compensation adjustments for employees and executive officers. The Compensation Committee did not convene during the fiscal year ended October 31, 2011. This committee does not have a charter.

Director Nomination Process

Neither of the Corporations have a nominating committee. The Boards of Directors believe that it is appropriate for each Board of Directors not to have a nominating committee because all of the matters which a nominating committee would be responsible for are presently considered by all the members of the Boards. The Boards of Directors do not believe that the Corporations would derive any significant benefit from a separate nominating committee.

By resolution in February 2006, our Boards of Directors adopted a new policy regarding director nominations. Under the policy, each Board of Directors will consider any candidate recommended in good faith by a shareholder, provided that such shareholder submits the recommendation, along with the following information, to the corporate secretary at least 120 days before the date on which each Corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders:

•	the name of the candidate and the information about the individual that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

•	information about the relationship between the candidate and the nominating shareholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of shares of the Corporations’ common stock that the nominating shareholder owns and the length of time the shares have been owned.

In considering candidates for nomination, each Board of Directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of each Board of Directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of the Corporations’ business; therefore, in considering whether to nominate a person for election, the Boards of Directors will consider the contribution such person can make to the collective competencies of the Boards of Directors based on such person’s background. In determining whether to nominate a current director for re-election, each Board will take into account these same criteria as well as the director’s past performance, including his or her participation in and contributions to the activities of each of the Boards of Directors. Because the Corporations do not have a standing nominating committee, our whole Boards of Directors selected the four (4) nominees for election, one of which is currently serving as a director.

While the Committee does not have a formal diversity “policy,” the Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Committee’s existing nominations process is designed to identify the best possible nominees for the Boards, regardless of the nominee’s gender, racial background, religion, or ethnicity.

Attendance at Meetings

All of the current members of the Boards of Directors attended 100% of all of the meetings during the 2011 fiscal year. All of the current Directors attended 100% of committee meetings during the 2011 fiscal year for the committees on which they served.

The Corporations’ policy encourages, but does not require, attendance by the directors at the Annual Meetings of Shareholders of the Corporations. At the Annual Meetings of Shareholders held in 2011, two (2) of the directors were in attendance.

Director Compensation

During the fiscal year ended October 31, 2011, all directors received a fee of $1,000 for each board meeting they attend. On February 8, 2012, the Boards of Directors unanimously approved a resolution to increase the fee directors receive from $1,000 per meeting to $5,000 per meeting. In addition, the Boards of Directors approved a $5,000 annual retainer fee for the Chairman of the Audit Committee. Directors do not receive compensation for attending committee meetings.

Corporate Governance – Code of Ethics

The Corporations have adopted a Code of Ethics that applies to the Corporations’ executive officers, senior financial employees, including specifically the controller or principal accounting officer, and any persons performing similar functions. The Code of Ethics is available on the Corporations’ website at www.bouldercreekresort.com/investor.asp.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Corporations’ common stock as of February 15, 2012 by:

•	all persons known by the Corporations to beneficially own more than 5% of the Corporations’ common stock;

•	each of the Corporations’ directors;

•	each of the Corporations’ named executive officers; and

•	all of the Corporations’ directors and executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of February 16, 2011 through the exercise of any warrant, stock option or other right.

Unless otherwise indicated, the address of all listed shareholders is c/o Blue Ridge Real Estate Company, P. O. Box 707, Blakeslee, Pennsylvania 18610. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Name and Address	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
Bruce Beaty	—		*
Milton Cooper c/o Kimco Realty Services, Inc. 3333 New Hyde Park Road, Suite 100 New Hyde Park, NY 10042-0020	1,585,535	(2)	64.7%
Michael J. Flynn	1,359		*
Wolfgang Traber	—		*
Richard T. Frey	4,500	(3)	*
Cynthia A. Van Horn	3,000	(4)	*
Patrick M. Flynn	—	(5)	*
Eldon D. Dietterick	—	(6)	*
Kimco Realty Corporation 3333 New Hyde Park Road Suite 100 New Hyde Park, NY 10042-0020	1,425,154	(7)	58.2%

All Executive Officers and Directors as a group (6 people)	1,594,394(8)	65.1%

*	Less than 1%
(1)

Shares are beneficially owned when a person, directly or indirectly, has or shares the voting power thereof (that is, the power to vote, or direct the voting, of such shares) and investment power thereof (that is, the power to dispose, or to direct the disposition, of such shares).

(2)

Includes 160,381 shares over which, based on information provided by Mr. Cooper, he has sole voting and dispositive power. Of these 160,381 shares (a) 127,397 shares are held directly by Mr. Cooper, (b) 29,708 shares are owned by the Cooper Family Foundation, of which Mr. Cooper is President and Mr. Cooper disclaims beneficial ownership of these shares, and (c) 3,276 shares are held in Mr. Cooper’s IRA.

Includes 1,425,154 shares held on record by Kimco Realty Services, Inc., which is a wholly-owned subsidiary of Kimco Realty Corporation, a Real Estate Investment Trust. Mr. Cooper is Executive Chairman of the board of directors of Kimco Realty Corporation, but disclaims beneficial ownership of the shares held by Kimco Realty Services, Inc. The business address of Kimco Realty Services, Inc. and Kimco Realty Corporation is c/o Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, NY 11042-0020.

(3)	Consists of currently exercisable options to purchase 4,500 shares.
(4)	Consists of currently exercisable options to purchase 3,000 shares.
(5)	Mr. Flynn retired as the President and Chief Executive Officer of the Corporations effective August 12, 2011.
(6)	Mr. Dietterick retired as the Executive Vice President and Treasurer of the Corporations effective December 31, 2011.
(7)

Kimco Realty Services, Inc. is the holder of record of 1,425,154 shares of the Corporations’ common stock. Kimco Realty Corporation is the parent corporation of Kimco Realty Services, Inc. and has sole voting and dispositive power over the shares of common stock held by Kimco Realty Services, Inc.

(8)	Includes currently exercisable options to purchase 7,500 shares of common stock.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of each Corporation assumed responsibility for establishing and administering the Corporations’ executive compensation programs and determining awards of incentive bonuses and stock option grants.

Compensation Philosophy

The Compensation Committees’ compensation philosophy is designed to support the Corporations’ primary objective of creating long-term value of shareholders. The Compensation Committees follow a three-pronged compensation strategy applicable to each Corporation’s executive officers and other key employees whereby such employees are compensated through three separate but related compensation arrangements:

First, each key employee receives a base salary consistent with his or her core responsibilities;

Second, incentive bonuses allow the Corporations to recognize individual performance and contributions to the Corporations on an annual basis; and

Third, stock option grants are made to provide a longer term incentive and reward longer term loyalty and performance.

This strategy is intended to (i) attract and retain talented executives; (ii) emphasize pay for performance; and (iii) encourage management devotion to the long-term valuation of the Corporations.

The following are descriptions of the Corporations’ compensation programs for executive officers.

Base Salary

The Corporations generally establishes base salary ranges by considering compensation levels in similarly sized companies in the real estate development industry. The base salary and performance of each executive officer is reviewed periodically (at least annually) by his or her immediate supervisor resulting in salary actions as appropriate. An employee’s level of responsibility is the primary factor used in determining base salary. Individual performance and industry information are also considered in determining any salary adjustment. The Committees review and approve all executive officer salary adjustments as recommended by the CEO.

Bonus Plan

The Corporations have established an incentive compensation plan for certain of the Corporations’ employees, which is designed to provide rewards for shorter term productivity by key employees. The bonus plan is generally directed at key members of the management team. The bonus plan for the Corporations’ fiscal year ending October 31, 2012 remains subject to approval by the Compensation Committees.

Employee Stock Option Awards

The Corporations’ philosophy on stock option awards is designed to align management’s interests with those of shareholders. In furtherance of this objective, the level of stock option grants for executive officers is determined by the Committees each year, typically in consultation with the CEO except with respect to the CEO himself. Awards for all employees (including all executive officers) are determined by giving equal consideration to base salary, level of responsibility and industry long-term compensation information. There were no stock option grants made to the Corporations’ named executive officers during the fiscal year ended October 31, 2011.

CEO Compensation

Mr. Patrick Flynn did not receive any compensation for the fiscal year ended October 31, 2011 as reflected in the table entitled “Summary Compensation Table”. Mr. Flynn was a participant in the Corporations’ defined benefit pension plan. Effective July 15, 2010, the Corporations’ sponsored defined benefit pension plan was amended such that future benefit accruals ceased effective August 31, 2010.

During the fiscal year ended October 31, 2011, Mr. Patrick Flynn was an employee of Kimco Realty Corporation, our majority shareholder. Mr. Flynn received a base salary from Kimco, of which $75,000 was billed to Blue Ridge Real Estate Company and Big Boulder Corporation and paid to Kimco as consulting fees. Effective August 12, 2011, Mr. Flynn resigned his position as Director, President and Chief Executive Officer of the Companies.

On August 8, 2011, the Board of Directors unanimously approved the appointment of Mr. Bruce Beaty as President and Chief Executive Officer effective August 12, 2011. Mr. Beaty, age 52, has served on the Corporations’ Board of Directors since April 2006. Mr. Beaty’s compensation for the fiscal year ended October 31, 2011 consisted of an annual salary of $50,000 as reflected in the table entitled “Summary Compensation Table”.

On February 8, 2012, the Board of Directors entered into an employment agreement with Mr. Bruce Beaty, as the Corporations’ President, effective January 1, 2012 and extending until January 1, 2013 unless terminated earlier pursuant to termination provisions provided in the agreement. In accordance with the agreement, Mr. Beaty will receive a $120,000 base annual salary as compensation for his services and a bonus of not less than $30,000 in a single sum payable on the first anniversary of the Effective Date. During the Employment Period, Mr. Beaty is also eligible to participate in the Corporations’ 401(k) plan as provided by the Corporations’ to their employees on the same terms and conditions as offered to other employees. The Companies have also agreed to reimburse Mr. Beaty for health care costs incurred under his existing personal health insurance policy.

COMPENSATION COMMITTEE REPORT

Our Compensation Committees reviewed and discussed the “Compensation Discussion and Analysis” with management and, based on such review and discussions, the Committee recommended to the Boards of the Directors of the Corporations that the “Compensation Discussion and Analysis” be included in this proxy statement.

This report is submitted by our Compensation Committees on February 21, 2012.

THE COMPENSATION COMMITTEE

Milton Cooper, Chairman

Wolfgang Traber, Member

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the fiscal year ended October 31, 2011 awarded to, earned by or paid to the Corporations’ Chief Executive Officer and the Corporations’ two other most highly compensated executive officers whose total compensation exceeded $100,000 for the fiscal year ended October 31, 2011. The Corporations refer to these persons as the Corporations’ named executive officers.

		Annual Compensation (1)			All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	Compensation ($) (3)	Total ($)
Bruce Beaty (4)	2011	$9,615	—	—	—	$9,615
Chief Executive Officer and President	2010	—	—	—	—	—

Patrick M. Flynn (5)	2011	—	—	$0	$1,710	$1,710
Chief Executive Officer and President	2010	—	$100,000	$2,054	$1,710	$103,764

Eldon D. Dietterick (6)	2011	$144,300	—	$0	$1,524	$145,824
Executive Vice-President and Treasurer	2010	$144,300	$30,000	$1,643	$1,524	$177,467

Richard T. Frey	2011	$130,650	—	$0	$792	$131,442
Vice-President	2010	$130,650	$25,000	$1,233	$792	$157,675

(1)	Compensation paid to Mr. Beaty, Mr. Flynn, Mr. Dietterick and Mr. Frey was paid by Blue Ridge Real Estate Company.
(2)

The value of option awards is the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“FASB ASC 718”), formerly SFAS 123(R). Further information regarding the valuation of stock options can be found in Note 20 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended October 31, 2010.

(3)	“All Other Compensation” consists of Life and Disability Insurance premiums paid by Blue Ridge Real Estate Company on behalf of each named executive officer.
(4)	Mr. Beaty was appointed as the President and Chief Executive Officer of the Corporations effective August 12, 2011.
(5)	Mr. Dietterick retired as the Executive Vice President and Treasurer of the Corporations effective December 31, 2011.
(6)	Mr. Flynn retired as the President and Chief Executive Officer of the Corporations effective August 12, 2011.

Employment Agreements

On February 8, 2012, the Board of Directors entered into an employment agreement with Bruce Beaty, as the Corporations’ President, effective January 1, 2012 and extending until January 1, 2013 (the “Initial Term”) unless terminated earlier pursuant to termination provisions provided in the agreement. Thereafter, the employment agreement continues in effect indefinitely until either party gives notice to the other party of termination (together with the Initial Term, the “Employment Period”). This employment agreement is intended to promote two objectives beneficial to the Companies. First, the agreement provides Mr. Beaty with the financial security needed to allow him to fully focus on his leadership responsibilities. The Corporations’ are facing a very challenging economic and business environment, which requires full management attention. Secondly, the Boards of Directors believe that the benefits provided by this employment agreement are in line with current compensation practices of other public companies. Without this employment agreement, the Board believes it could have difficulty retaining Mr. Beaty as our President and Chief Executive Officer.

In accordance with the agreement, Mr. Beaty will receive a $120,000 base annual salary as compensation for his services and a bonus of not less than $30,000 in a single sum payable on the first anniversary of the effective date of the agreement, provided his employment is continuous through such date or is involuntarily terminated without Cause (as defined below) or terminates for Good Reason (as defined below) prior to such first anniversary. During the Employment Period, Mr. Beaty is also eligible to participate in the Corporations’ 401(k) plan as provided by the Corporations’ to their employees on the same terms and conditions as offered to other employees. The Companies have agreed to reimburse Mr. Beaty for health care costs incurred under his existing personal health insurance policy, such reimbursement to be made on an after-tax basis during the Employment Period.

Mr. Beaty’s employment with the Companies may be terminated: (i) by either party at the expiration of the Initial Term or thereafter (if extended) upon notice; (ii) by the Companies for Cause; (iii) upon Mr. Beaty’s death; or (iv) for any other reason provided that three (3) months’ notice is given prior to the date of termination of employment.

In the agreement, “Cause” is defined as: (i) a willful and material breach of any provision of the agreement and/or the continued failure to perform his employment duties (other than failure resulting from incapacity due to physical or mental illness and excluding failure after reasonable efforts to meet performance expectations) after the Companies provide 30 days written notice of such failure constituting cause; (ii) acts involving dishonesty, disloyalty, fraud or material misrepresentation adversely affecting the Companies or their affiliates; (iii) gross negligence; (iv) conviction of a crime involving the commission of a felony or criminal act; (v) engaging in actions involving willful misconduct that adversely affect the Corporations’ or any of their affiliates; and (vi) failure to follow the lawful instructions of the Board or its designees after written notice thereof.

Mr. Beaty may terminate his employment with the Companies for Good Reason. In the agreement, “Good Reason” is defined as the occurrence of any of the following events, if not cured by the Companies within 30 days from receipt of written notice from Mr. Beaty: (i) a substantial diminution or reduction of Mr. Beaty’s position or authority; (ii) a reduction in his base salary in effect at that time; or (iii) a requirement to render substantially all of his services other than from his residence location.

The Corporations do not have employment agreements with any of the other named executive officers.

Outstanding Equity Awards at October 31, 2011

The following table provides information on outstanding equity awards at October 31, 2011 held by the Corporations’ named executive officers.

Option Awards

	Grant	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise	Option
Name	Date (1)	(#) Exercisable	(#) Unexercisable	Price ($)	Expiration Date
Patrick M. Flynn (2)
Eldon D. Dietterick	3/20/2007	6,000	0	$39.00	3/20/2012
Richard T. Frey	3/20/2007	4,500	0	$39.00	3/20/2012

(1)	Each stock option grant vests in three equal installments on each anniversary date beginning one year after the grant date.
(2)	Mr. Flynn retired as the President and Chief Executive Officer of the Corporations effective August 12, 2011.

Options Exercised and Stock Vested During the Fiscal Year Ended October 31, 2011

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Patrick M. Flynn (1)	0	$0
Eldon D. Dietterick	0	$0
Richard T. Frey	0	$0

(1)	Mr. Flynn retired as the President and Chief Executive Officer of the Corporations effective August 12, 2011.

Equity Compensation Plan

The following table provides information as of October 31, 2011 with respect to compensation plans (including individual compensation arrangements) under which the Corporations’ equity securities are authorized for issuance.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	0	$0	0
Equity compensation plans not approved by security holders	14,000	$39.00	0

Total	14,000	$39.00	0

Other Compensation Plans

Effective July 15, 2010 the Corporations’ sponsored defined benefit pension plan was amended such that future benefit accruals ceased effective August 31, 2010. The Corporations’ eligible employees participate in the pension plan which provides to each such participant annual retirement income beginning at age 65 equal product of (x) 31% of the first $10,000 of such participant’s average compensation for the five highest consecutive years in the last ten year prior to retirement during which the participant was most highly paid plus 40% of such earnings in excess of $10,000; and (y) the ratio of the participant’s years of credited service (if less than 15 years) to 15 years.

The table that follows shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years of service classifications under the pension plan. The retirement benefits shown are based upon retirement at the age of 65.

	Years of Service
Average Salary*	5-9	10-14	15**
$15,000	$1,700	$3,400	$5,100
$30,000	$3,700	$7,400	$11,100
$45,000	$5,700	$11,400	$17,100
$60,000	$7,700	$15,400	$23,100
$75,000	$9,700	$19,400	$29,100
$90,000	$11,700	$23,400	$35,100
$105,000	$13,700	$27,400	$41,100
$120,000	$15,700	$31,400	$47,100
$135,000	$17,700	$35,400	$53,100
$150,000	$19,700	$39,400	$59,100
$165,000	$21,700	$43,400	$65,100
$180,000	$23,700	$47,400	$71,100
$195,000	$25,700	$51,400	$77,100
$210,000	$27,700	$55,400	$83,100

*	Based on five consecutive years of highest earnings in the last ten years.
**	Minimum number of years of continuous service required to receive maximum pension.

Remuneration covered by the pension program includes salary, overtime and awards under an annual incentive program. Eldon D. Dietterick, Richard T. Frey and Patrick M. Flynn had, respectively, 25 years, 20 years and nine years of credited service under this plan as of August 31, 2010, the date on which future benefit accruals ceased. The annual benefits payable under the plan are not subject to deduction for Social Security benefits or other offset amounts.

All fulltime employees are eligible to participate in the Corporations’ 401(k) program. Effective August 1, 2010, the Corporations’ make matching contributions to a participant’s account equal to 1.5% of the first 3% of an employee’s wage per pay period. Two of our named executive officers, Eldon D. Dietterick and Richard T. Frey, participated in the 401(k) program during fiscal year 2011.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation for fiscal year ending October 31, 2011 earned by the Corporations’ Directors:

Name	Fees earned or paid in cash ($)
Bruce Beaty	$3,000
Milton Cooper	$3,000
Michael J. Flynn	$3,000
Patrick M. Flynn	$2,000
Wolfgang Traber	$3,000

Directors receive $1,000 per meeting attended. The Board of Directors met three times in person or telephonically during the fiscal year ended October 31, 2011. All of the current members of the Boards of Directors attended 100% of the meetings [held during their tenure]. Directors do not receive compensation for committee meetings. Michael J. Flynn, the Chairman of our Boards of Directors, was also the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation until December 31, 2008, at which time he retired from his positions with Kimco Realty Corporation. Michael J. Flynn did not receive an annual fee in fiscal year ended October 31, 2011 for his services as the Corporations’ Chairman of the Board. Mr. Flynn received an annual fee of $17,500 in the fiscal years ended October 31, 2010 and 2009 for his services as the Corporations’ Chairman of the Board. Additional compensation paid to Patrick M. Flynn as President and CEO of the Corporations until his resignation in August 2011 is described in the Executive Compensation section of this proxy statement. Additional compensation paid to Bruce Beaty as President and CEO of the Corporations upon his appointment in August 2011 is described in the Executive Compensation section of this proxy statement.

THE BOARDS’ LEADERSHIP STRUCTURE

The Boards of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer, depending on the Corporations’ circumstances at the time. During fiscal year 2011, the positions of Chief Executive Officer and Chairman were fulfilled by separate persons.

Mr. Michael J. Flynn served as the Corporations’ Chairman of the Board during fiscal year 2011. From January 1996 until December 31, 2008, Michael Flynn also served as the President, Chief Operating Officer and Vice Chairman of the Board of Directors of Kimco Realty Corporation, the Corporations’ controlling shareholder, and has provided consulting services to Kimco Realty Corporation from his retirement though fiscal year 2011.

Mr. Patrick M. Flynn served on the Corporations’ Boards of Directors and as the Corporations’ President and Chief Executive Officer during fiscal year 2011 until his resignation on August 12, 2011 and also served as a Managing Director of Real Estate for Kimco Realty Corporation. Patrick Flynn is the son of Michael Flynn.

Mr. Bruce Beaty served as the Corporations’ President and Chief Executive Officer during fiscal 2011, effective August 12, 2011. Mr. Beaty has also served on the Corporations’ Board of Directors since 2006.

The Boards of Directors of the Corporations have determined that this leadership structure is appropriate and effective for the Corporations for the following reasons:

•

The Boards of Directors believe that having a non-executive Chairman offers advantages in, among other things, providing a source of independent oversight for the Boards; facilitating communications and relations amongst the Boards, the CEO and the Corporations’ senior management; and assisting the Boards in reaching a consensus on particular strategies and policies.

•

The Boards of Directors believe that having an executive CEO who also serves on the Boards of Directors provides more effective leadership in executing the Corporations’ business plan and strategic initiatives.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

On June 12, 2009, the Corporations terminated the services of ParenteBeard, LLC (“ParenteBeard”) upon the Corporations’ filing of their quarterly report on Form 10-Q for the second quarter period ending April 30, 2009 and engaged Kronick Kalada Berdy & Co. P.C. (“Kronick”) as the principal accountant to audit the Registrants’ financial statements.

Kronick was the auditor for the fiscal year ended October 31, 2011 and 2010, and the Boards of Directors, upon recommendation of the Audit Committee, has selected it as auditor for the fiscal year ended October 31, 2012. A representative of Kronick will be present at the Joint Meeting with the opportunity to make a statement and respond to appropriate questions from shareholders.

Audit Fees. For the fiscal year ended October 31, 2011 and 2010, the Corporations paid Kronick $92,044 and $90,000, respectively for audit services, including quarterly reviews of unaudited financial statements. For the fiscal years ended October 31, 2011 and 2010, the Corporations paid ParenteBeard in the aggregate approximately $0 and $3,400, for the required review of our fiscal 2010 Annual Report on Form 10-K which incorporated the Corporations’ audited financial statements from fiscal 2008.

Audit-Related Fees. There were no fees paid by the Corporations for the fiscal year ended October 31, 2011 for professional services rendered by ParenteBeard or Kronick for assurance and related services that were reasonably related to the performance of the audit or review of the Corporations’ financial statements and not included in the audit fees for the fiscal year ended October 31, 2011 disclosed above. There were also no fees for such services paid for the fiscal year ended October 31, 2010.

Tax Fees. For the fiscal year ended October 31, 2011 and 2010, there were no fees paid to ParenteBeard or Kronick by the Corporations for tax services.

All Other Fees. For the fiscal years ended October 31, 2011 and 2010, there were no fees paid to ParenteBeard or Kronick for other services for the Corporations.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, which was adopted by the Boards of Directors on February 8, 2012. A copy of the Amended and Restated Audit Committee Charter is available on the Corporations’ website at www.bouldercreekresort.com/investor.asp.

Section 10A(i)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules require that all auditing and permissible non-audit services to be performed by the Corporations’ principal accountants be approved in advance by the Audit Committee of the Boards of Directors. Pursuant to Section 10A(i)(3) of the Exchange Act and related rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has the sole authority to approve all audit and tax engagement fees and terms. Audit fees were approximately 100% and 100%, respectively, of the total fees paid in fiscal years ended October 31, 2011 and 2010. For the fiscal year ended October 31, 2011 and 2010, the Corporations did not engage Kronick for tax services.

REPORT OF THE AUDIT COMMITTEE OF THE BOARDS OF DIRECTORS

We have reviewed and discussed with the Corporations’ management and with Kronick, their independent auditing firm, the Corporations’ audited financial statements as of and for the fiscal year ended October 31, 2011, known as the Audited Financial Statements. In addition, we have discussed with Kronick the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with that firm its independence from the Corporations.

Management is responsible for the Corporations’ internal controls and the financial reporting process. Kronick is responsible for performing an independent audit of the Corporations’ financial statements in accordance with standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Kronick with respect to the Audited Financial Statements, and relying thereon, we hereby recommend to the Boards of Directors of each Corporation the inclusion of the Audited Financial Statements in the Corporations’ Annual Report on Form 10-K for the fiscal year ended October 31, 2011, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael J. Flynn, Chairperson

Bruce Beaty, Member

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporations’ officers, directors and persons who own more than ten percent of a registered class of the Corporations’ equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Their initial report must be filed using the SEC’s Form 3 and they must report subsequent stock purchase, sales, option exercises and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions. In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on Form 5. Executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Corporations’ equity securities are required by SEC regulations to furnish the Corporations with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports received, or written representations from certain reporting persons, the Corporations believe that during the period from November 1, 2010 through October 31, 2011, its directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.

PROPOSAL 2: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the proxy rules under the Exchange Act and as required by the newly enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) we are required to provide shareholders with a separate non-binding shareholder vote to approve the compensation of our named executive officers, including the Compensation Discussion and Analysis, the compensation tables, and any other narrative disclosure in this Proxy Statement. Such a proposal, commonly known as a “Say-on-Pay” proposal, gives shareholders the opportunity to endorse or not endorse the Corporations’ executive compensation as described in this Proxy Statement. Accordingly, shareholders are being asked to approve the following resolution:

“RESOLVED, that the shareholders of the Corporations approve the compensation of the named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures regarding named executive officer compensation, together with the accompanying narrative disclosure, in this Proxy Statement.”

As provided by the Dodd-Frank Act, this vote will not be binding on the Boards of Directors or the Compensation Committee and may not be construed as overruling a decision by the Boards of Directors or the Compensation Committee nor create or imply any additional fiduciary duty on the Boards. Further, it will not affect any compensation paid or awarded to any executive. The Compensation Committee and the Boards may, however, take into account the outcome of the vote when considering future executive compensation arrangements. The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of shareholder value.

Our Boards of Directors unanimously recommend a vote FOR the approval, in a non-binding advisory vote, of the Corporations’ executive compensation as described in this proxy statement.

SHAREHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETINGS

If you would like to submit a proposal for inclusion in the proxy materials for the Corporations’ 2012 annual meetings of shareholders, you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by the Secretary, Blue Ridge Real Estate Company/Big Boulder Corporation, Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610, at any time before October 31, 2012. If you intend to submit a proposal at the Corporations’ 2012 annual meetings of shareholders but do not intend to include the proposal in the Corporations’ proxy statement for that meeting, you must provide appropriate notice to the Corporations on or before January 15, 2013. If the Corporations do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

OTHER MATTERS

The Boards of Directors of each Corporation is not aware of any matters, other than those listed in the Notice of Annual Meetings that may be properly brought before the Joint Meeting. If, however, any other matter not now known properly comes before the Joint Meeting, the persons named in the enclosed Proxy Card will vote the proxies in their discretion on such matters.

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2011, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE ON OUR WEBSITE, WWW.BOULDERCREEKRESORT.COM/INVESTOR.ASP, OR BY WRITTEN REQUEST ADDRESSED TO: BLUE RIDGE REAL ESTATE COMPANY, ROUTE 940 AND MOSEYWOOD ROAD, P.O. BOX 707, BLAKESLEE, PENNSYLVANIA 18610, ATTENTION: CORPORATE SECRETARY.

COMMUNICATIONS WITH THE BOARDS OF DIRECTORS

The Corporations’ Boards of Directors have provided a process by which any security holder can send communications to either or both of the Boards of Directors or any individual director. Any security holder desiring to send any communication to either or both of the Corporations’ Boards of Directors or to any individual director should send that communication to either or both of the Boards of Directors or a specified director by mail or facsimile, addressed as follows:

Chairman of the Boards

or Boards of Directors

or [individual director]

c/o Corporate Secretary

Blue Ridge Real Estate Company and

Big Boulder Corporation

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, PA 18610

Fax: 570-443-8414

While maintaining the confidentiality of the communication, the Corporate Secretary will forward all communications received in this manner on to either or both of the Boards of Directors or the specified director, as indicated in the address listed on the communication.

By order of the Boards of Directors
/s/ Christine A. Liebold
Christine A. Liebold
Secretary

Blakeslee, Pennsylvania

February 22, 2012

This Proxy is Solicited on Behalf of the Boards of Directors of BLUE RIDGE REAL ESTATE COMPANY – BIG BOULDER CORPORATION BLUE RIDGE REAL ESTATE COMPANY - BIG BOULDER CORPORATION You may vote by: INTERNET proxy.ilstk.com (Must vote 2 days prior to meeting date.) TELEPHONE 800.555.8140 (Must vote 2 days prior to meeting date.) VOTER CONTROL NUMBER MAIL VOTE EITHER: With Management on all Proposals (must sign below) OR Make individual selections below (must sign below) ATTENDANCE YES NO This Proxy is Solicited on Behalf of the Boards of Directors of BLUE RIDGE REAL ESTATE COMPANY - BIG BOULDER CORPORATION The undersigned hereby appoints Bruce Beaty and Richard T. Frey as Proxies, each with the power to appoint his/her substitutes, and hereby authorizes them to represent them and to vote, as designated below, all the undersigned’s shares of common stock of BLUE RIDGE REAL ESTATE COMPANY and BIG BOULDER CORPORATION (COLLECTIVELY THE “CORPORATIONS”) held of record by the undersigned on February 15, 2012, at the Annual Meetings of Shareholders to be held on April 10, 2012 or any adjournments thereof. The Proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the meetings and any adjournments thereof. The Proxies evidenced by this Proxy Card are solicited on behalf of the respective Boards of Directors of the Corporations. Unless otherwise specified, shares of both Corporations covered by this Proxy Card will be voted FOR the listed nominees in the election of directors and such votes will be cumulated at the discretion of the Proxies. Vote on Proposal 1 01(a). Election of Directors of Blue Ridge Real Estate Company: 1(b). Election of Directors of Big Boulder Corporation: FOR WITHHOLD FOR WITHHOLD Bruce Beaty Bruce Beaty Paul A. Biddelman Paul A. Biddelman Mark Dawejko Mark Dawejko Frederick N. Kurz, Jr. Frederick N. Kurz, Jr. Instruction: To cumulate votes, write the name of the nominee and Instruction: To cumulate votes, write the name of the nominee and number of votes following the words “Cumulate For” in the space number of votes following the words “Cumulate For” in the space provided below. provided below. Vote on Proposal 2 Blue Ridge Real Estate Company Big Boulder Corporation 2(a). To approve a non-binding advisory resolution to approve the 2(b). To approve a non-binding advisory resolution to approve the Corporations’ executive compensation. Corporations’ executive compensation. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Mark the box to the right if you plan to attend the Annual Meeting SIGNATURE DATE SIGNATURE DATE Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign. Once completed, please return in the enclosed postage paid envelope.